EXHIBIT 10.20

AMENDMENT #2 TO LEASE AGREEMENT DATED MAY 30, 2002

DATE:	August 29, 2005

BETWEEN:	DRY CREEK RANCHERIA
BAND OF POMO INDIANS
489B Moore Lane
Healdsburg, California 95448

(Lessee)

and

SPRUNG INSTANT STRUCTURES, INC.

(Lessor)

SITE LOCATION:	Dry Creek Rancheria, Alexander Valley, California

AMENDMENT:

It is hereby agreed that the LEASE AGREEMENT dated May 30, 2002 and AMENDMENT #1 TO LEASE AGREEMENT dated February 26, 2004 are extended for an additional twenty-four months firm, for the period August 18, 2005 through August 17, 2007, with Lessee’s monthly payments of $36,230.00 to be paid monthly in advance.

COUNTERPARTS:

This Agreement may be executed by the parties in separate counterparts via facsimile, each of which shall be deemed an original and both of which together shall be deemed to be one and the same instrument.

EXISTING AGREEMENTS:	All other terms of the LEASE AGREEMENT dated May 30, 2002 and AMENDMENT #1 TO LEASE AGREEMENT dated February 26, 2004 remain the same.

ACCEPTED BY:	DRY CREEK RANCHERIA BAND OF POMO INDIANS		SPRUNG INSTANT STRUCTURES INC.

	Per	/s/ Doug Searle	Per	/s/ Phil Sprung

	Print Name:	Doug Searle

	Title:	Chief Executive Officer

	Dated:	8/31/05	Dated:	9/31/05